SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE N - SUBSEQUENT EVENTS

On October 29, 2024, Company entered into a Share Purchase and Transfer Agreement with Christian Unterseer, in his individual capacity (“Unterseer”), CUTV GmbH, a limited liability company incorporated under the laws of the Federal Republic of Germany (“CUTV”), and CUNEO AG, a stock corporation incorporated under the laws of the Federal Republic of Germany (“Cuneo” and together with Unterseer and CUTV, the “Sellers”) (the “Purchase Agreement”) pursuant to which the Sellers have agreed to sell all of the outstanding equity interests of Cataneo GmbH, a limited liability company incorporated under the laws of the Federal Republic of Germany (“Cataneo”) to the Company for an aggregate purchase price of $19,500,000, consisting of (i) $9,000,000 in cash and (ii) 4,200,000 shares of Common Stock at an agreed upon value of $2.50 per share (“Equity Consideration”) (the transactions governed by the Purchase Agreement, the “Acquisition”), subject to customary adjustments. Prior to the closing of the Acquisition (the “Closing Date”), the Sellers may elect to convert a portion of the Equity Consideration to cash for up to $3,000,000 at a price per share of $2.50. Additionally, an aggregate of 400,000 shares of Common Stock issued as part of the Equity Consideration shall be subject to an escrow arrangement for a period of one year (the “Escrow Period”) following the Closing Date (the “Escrow Shares”). The Escrow Shares may be utilized to offset certain claims, fines, penalties, outstanding debts or other costs owed by the Sellers following the Closing Date. Thirty days prior to the end of the Escrow Period, certain of the Sellers shall have the right, but not the obligation, to cause the Company to repurchase their portion of the Escrow Shares at a price per share of $2.50.

The Purchase Agreement contains customary representations, warranties and covenants, as well as indemnification provisions subject to specified limitations. Among other things, the Sellers have agreed, subject to certain exceptions, to cause Cataneo to conduct its business in the ordinary course, consistent with past practice, from the date of the Purchase Agreement until the Closing Date and not to take certain actions prior to the Closing Date without the prior written consent of the Company.

On November 11, 2024, the Company issued the Promissory Note in the aggregate original principal amount of approximately $1.7 million to Yorkville. The Promissory Note does not bear interest, subject to a potential increase of the interest rate to 18.0% per annum upon the occurrence of certain events of default as described in the Promissory Note. The Promissory Note matures on March 11, 2025, and was issued at an original issue discount of 10%.

NOTE P – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through March 19, 2024, the date at which the consolidated financial statements were available to be issued, and there are no other items requiring disclosure except for the following.

Stock Options

During January and February of 2024, the Company granted options to acquire 40,515 shares of common stock of the Company at an exercise price of $8.11 which were fully vested upon grant.

Merger with DHC Acquisition Corp

On March 14, 2024 (the “Closing Date”), DHC Acquisition Corp (“DHC”) a Cayman Islands exempted company, consummated the previously announced business combination pursuant to that certain Business Combination Agreement and Plan of Reorganization, dated as of September 7, 2023 (the “Business Combination Agreement”), by and among DHC, BEN Merger Subsidiary Corp., a Delaware corporation (“Merger Sub”), DHC Sponsor, LLC, a Delaware limited liability company, and the Company.

Pursuant to the terms of the Business Combination Agreement, a business combination between DHC and the Company was effected through the merger of Merger Sub with and into the Company, with the Company as the surviving company in the business combination, and after giving effect to such merger, continuing as a wholly owned subsidiary of DHC (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Each share of the Company’s common stock issued and outstanding immediately prior to the closing of the Business Combination was converted into the right to receive 0.2701 (the “Exchange Ratio”) shares of DHC common stock. At the closing of the Business Combination, DHC issued 25,641,321 shares of common stock to the former holders of the Company’s common stock.

In addition, pursuant to the Business Combination Agreement, options and warrants to purchase the Company’s common stock that were issued and outstanding immediately prior to the closing were assumed and adjusted pursuant to the Exchange Ratio and in accordance with the terms of their agreements into options and warrants to purchase common stock of DHC.

The Business Combination is expected to be accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, the Company will be deemed to be the accounting acquirer for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of a capital transaction in which the Company is issuing stock for the net assets of DHC. The net assets of DHC would be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the closing of the Business Combination would be those of the Company.

Following the Business Combination, the shareholders of the Company held 76.0% of the combined company, and the shareholders of DHC, sponsors and advisors held 24.0% of the combined company.

AFG Companies, Inc.

Prior to or concurrently with the execution and delivery of the Business Combination Agreement, (i) the Company and AFG Companies, Inc., a Texas automotive finance and insurance company (“AFG”) entered into the Reseller Agreement providing for, among other things, AFG to act as the Company’s exclusive reseller of certain products of the Company on terms and conditions set forth therein and, as partial consideration to AFG for such services to the Company, the Company shall issue a number of shares of its common stock to AFG as of immediately prior to the consummation of the Business Combination with an aggregate value of $17,500,000 as of the issuance date, and (ii) the Company and AFG and certain of its affiliates (“AFG Investors”) have entered into the Subscription Agreement providing for, among other things, the purchase of shares of the Company’s common stock in a private placement by the AFG Investors as of immediately prior to the time at which the Business Combination becomes effective (“Effective Time”) in exchange for $5,500,000 in cash contributed to the Company, in each case, subject to and contingent upon the consummation of the Business Combination. Additionally, at the Effective Time, the Company will issue to AFG a non-transferable warrant to purchase up to 3,750,000 shares of the combined company’s common stock at a price of $10.00 per share, with AFG’s right to exercise such warrant vesting based upon revenues earned from the sales of the Company’s products paid by AFG to the Company pursuant to the Reseller Agreement.

Concurrently with the execution and delivery of the Business Combination Agreement, the Company received $5,500,000 from AFG pursuant to the Subscription Agreement and the Company issued an aggregate of 2,300,000 shares of the Company’s common stock to AFG pursuant to the Subscription Agreement and Reseller